UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
PPL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945
PPL CORPORATION
ANNUAL MEETING OF SHAREOWNERS Wednesday, May 20, 2015 9:00 a.m. Eastern Time PPL Center 701 Hamilton Street Allentown, Pennsylvania 18101
Directions to the PPL Corporation Annual Meeting are available in the proxy statement, which can be viewed at www.pplweb.com/PPLCorpProxy

Important Notice

Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareowners to be Held on May 20, 2015.

You are receiving notice that the proxy materials for PPL Corporation’s 2015 Annual Meeting of Shareowners are available on the Internet in place of printed materials. This is not a proxy card. Please follow the instructions below to view the materials and vote online or request a copy of the materials by mail or e-mail.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement and annual report to shareowners are available at:

Vote Via the Internet. If you have access to the Internet, you can view the proxy materials and vote immediately online 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on May 19, 2015.

Step 1:	Go to

Step 2:	Enter the 11-digit control # listed in the box of the upper right-hand corner of this page and have the last four digits of your Social Security Number or Tax Identification Number

Step 3:	Click on the links to view our proxy materials

Step 4:	To vote, follow the prompts on the site

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Vote by Mail. You can vote by mail only by requesting a paper copy of the proxy materials, which will include a proxy card.

Vote in Person. If you choose to vote your shares in person at the Annual Meeting, please bring this Notice, which will serve as your admission ticket to the meeting. At the meeting, you will need to request a ballot to vote your shares.

If you want to receive a paper copy or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 8, 2015 to facilitate timely delivery.

To request paper or e-mail copies of the proxy materials for the 2015 Annual Meeting of

Shareowners or proxy materials for future shareowner meetings, please contact us via:

Internet – Access the Internet and go to . Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

E-mail – Send us an e-mail at with “PPL Materials Request” in the subject line.

•	The e-mail must include:

	–	The 11-digit control # located in the box in the upper right hand corner on the front of this Notice.

	–	Your preference to receive printed materials via mail -or- to receive an e-mail copy of the proxy materials.

•	If you choose e-mail delivery, you must include your e-mail address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last four digits of your Social Security Number or Tax ID number in the e-mail.

At the Annual Meeting, shareowners of record at the close of business on February 27, 2015 will be asked:

1.	To elect 13 directors, as listed in the Proxy Statement, for a term of one year.

2.	To amend the company’s articles of incorporation to permit shareowners to call special meetings.

3.	To conduct an advisory vote to approve named executive officer compensation.

4.	To ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for the year ending December 31, 2015.

5.	To consider a shareowner proposal requesting the preparation of a political spending report, if properly presented.

6.	To consider a shareowner proposal related to proxy access, if properly presented.

7.	To consider a shareowner proposal related to an independent chairman of the board, if properly presented.

8.	To consider a shareowner proposal related to climate change and greenhouse gas reduction, if properly presented.

Shareowners may also be asked to consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors recommends a vote FOR all of the directors in Item 1, FOR Items 2, 3 and 4 and AGAINST Items 5, 6, 7 and 8.

THIS IS NOT A FORM FOR VOTING

THIS NOTICE WILL SERVE AS YOUR ADMISSION TICKET TO THE ANNUAL MEETING.